Exhibit 99.2 QUARTERLY SUPPLEMENTAL 3Q 2026 ® AT THE VERY HEART OF HEALTHCARE.

On the cover and above: Centerpoint Health Community Hospital in Georgetown, Kentucky. Operated by Lifepoint Health. FORWARD-LOOKING STATEMENTS COMPANY OVERVIEW This press release includes forward-looking statements within the meaning Company Information 3 of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, FINANCIAL INFORMATION “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, asset sales and the expected proceeds and gains Reconciliation of Funds from Operations 6 therefrom, refinancings (including the timing of, and expected proceeds from, such refinancings), tenant arrangements (including master leases Debt Summary 7 and lease restructurings, and the expected timing, anticipated rent and financial impact thereof), among others. Forward-looking statements Debt Maturities and Debt Metrics 8 involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized PORTFOLIO INFORMATION later than expected; (ii) the risk that the timing, outcome and terms of the causes of action of Prospect Medical Holdings, Inc. (“Prospect”), which Lease and Loan Maturity Schedule 9 serve as collateral for debtor-in-possession and other fundings provided by MPT that remain outstanding, and of other recoveries in respect of Total Assets and Revenues the Company’s remaining Prospect investment, will not be consistent with those anticipated by the Company; (iii) our success in implementing by Asset Type, Operator, State and Country 10 our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that Rent Coverage 13 previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at Summary of Active Developments all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s and Capital Addition Projects 15 ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend FINANCIAL STATEMENTS our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under Consolidated Statements of Income 16 their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash Consolidated Balance Sheets 17 flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract Investments in Unconsolidated Real Estate Joint Ventures and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value and Unconsolidated Operating Entities 18 within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Medicaid funding Appendix - Non-GAAP Reconciliations 19 introduced by the OBBBA; (xi) the risks and uncertainties of litigation or other regulatory proceedings; and (xii) the impact of any governmental actions affecting our properties. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026 2

As of September 30, 2026. COMPANY OVERVIEW edical Properties Trust, Inc. is a self-advised MPT’s financing model facilitates acquisitions and M real estate investment trust formed in 2003 recapitalizations and allows operators of hospitals to acquire and develop net-leased hospital facilities. to unlock the value of their real estate assets to From its inception in Birmingham, Alabama, the fund facility improvements, technology upgrades Company has grown to become one of the world’s and other investments in operations. largest owners of hospital real estate. 365 52 ~37,000 30 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026 3

MPT Officers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart MPT.com C. Reynolds Thompson, III MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026 4

INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equiniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Copper Springs in Avondale - Phoenix, Arizona. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026 5

FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended For the Nine Months Ended September 30, 2026 September 30, 2025 September 30, 2026 September 30, 2025 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 201,583 $ (77,730) $ 231,815 $ (294,362) Participating securities' share in earnings (353) (256) (1,221) (597) Net income (loss), less participating securities' share in earnings $ 201,230 $ (77,986) $ 230,594 $ (294,959) Depreciation and amortization 85 ,530 82 ,242 25 7,433 24 0,465 (Gain) loss on sale of real estate (155,452) 9,115 (159,990) (4,156) Real estate impairment charges 12 ,123 78 ,677 22 ,765 12 6,645 Funds from operations $ 143,431 $ 92, 048 $ 350,802 $ 67, 995 Other impairment charges, net 13 ,756 6,976 39 ,549 40 ,487 Litigation, bankruptcy and other costs 2, 413 (1,125) 5, 480 11 ,078 (A) (8,075) 3,457 (21,362) Share-based compensation (fair value adjustments) 3,444 Non-cash fair value adjustments (18,206) (12,066) (21,539) 12 3,370 Tax rate changes and other 21 (12,091) (45,134) (10,970) Debt refinancing and unutilized financing (benefit) costs (69,524) 14 (69,524) 4,273 Normalized funds from operations $ 63, 816 $ 77, 213 $ 238,272 $ 239,677 Certain non-cash and related recovery information: (A) $ 8, 457 $ 8,885 $ 27 ,178 $ 27 ,420 Share-based compensation Debt costs amortization $ 4,814 $ 7, 445 $ 19 ,480 $ 20 ,435 (B) $ 469 $ 349 $ 1, 096 $ 349 Non-cash rent and interest revenue (C) Cash recoveries of non-cash rent and interest revenue $ - $ 556 $ 210 $ 1, 620 Straight-line rent revenue from operating and finance leases $ (39,252) $ (39,688) $ (110,979) $ (124,945) PER DILUTED SHARE DATA: Net income (loss), less participating securities' share in earnings $ 0.34 $ (0.13) $ 0.39 $ (0.49) Depreciation and amortization 0. 14 0. 14 0. 43 0. 40 (Gain) loss on sale of real estate (0.26) 0. 01 (0.27) (0.01) Real estate impairment charges 0. 02 0. 13 0. 03 0. 21 Funds from operations $ 0. 24 $ 0. 15 $ 0. 58 $ 0. 11 Other impairment charges, net 0. 02 0. 01 0. 07 0. 06 Litigation, bankruptcy and other costs 0. 01 - 0. 01 0. 02 (A) Share-based compensation (fair value adjustments) (0.01) 0. 01 (0.03) 0. 01 Non-cash fair value adjustments (0.03) (0.02) (0.04) 0. 21 Tax rate changes and other - (0.02) (0.07) (0.02) Debt refinancing and unutilized financing (benefit) costs (0.12) - (0.12) 0. 01 Normalized funds from operations $ 0. 11 $ 0. 13 $ 0. 40 $ 0. 40 Certain non-cash and related recovery information: (A) Share-based compensation $ 0.01 $ 0.01 $ 0.05 $ 0.05 Debt costs amortization $ 0.01 $ 0.01 $ 0.03 $ 0.03 (B) Non-cash rent and interest revenue $ - $ - $ - $ - (C) Cash recoveries of non-cash rent and interest revenue $ - $ - $ - $ - Straight-line rent revenue from operating and finance leases $ (0.07) $ (0.07) $ (0.19) $ (0.21) Notes: Investors and analysts following the real estate industry utilize funds from operations ( FFO ) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with all activity of our equity interests in the Earnings from equity interests line on the consolidated statements of income. (A) Total share-based compensation expense is $0.4 million and $12.3 million for the three months ended September 30, 2026 and 2025, respectively, and $5.8 million and $30.9 million for the nine months ended September 30,2026 and 2025, respectively, (includingcertain awardsthat aretobesettledin cash).Cash-settledawards aretypically recordedin accordancewith GAAP at fair valueand remeasuredat eachbalancesheet dateuntilsettlement. Theresulting fluctuations, which areprimarily driven by changes in our stock pricerather than operationalperformance, can introducesignificant volatility in our earnings. Toenhancecomparability and provide a more stable view of performance over time, NFFO reflects an additional expense of $8.1 million and a benefit of $3.5 million in the three months ended September 30, 2026 and 2025, respectively, and additionalexpenseof$21.4million and abenefitof$3.4million intheninemonthsendedSeptember30,2026and2025,respectively,toarriveattotalshare-basedcompensationexpenseusinggrantdatefair valuefor all awards (including cash-settled awards) of $8.5 million and $8.9 million for the three months ended September 30, 2026 and 2025, respectively, and $27.2 million and $27.4 million for the nine months ended September 30,2026and2025,respectively. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind ( PIK ) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. 6 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

FINANCIAL INFORMATION (As of September 30, 2026) ($ amounts in thousands) DEBT SUMMARY Debt Instrument Rate Type Rate Balance (A)(B) Variable 5.775% $ 383,300 2026 Secured Credit Facility Revolver 2027 Secured Term Loan Variable 6.251% 200, 000 5.000% Notes Due 2027 Fixed 5.000% 665, 397 (B) 3.692% Notes Due 2028 (£450M) Fixed 3.692% 596, 271 4.625% Notes Due 2029 Fixed 4.625% 581, 229 (B) Fixed 3.375% 388, 736 3.375% Notes Due 2030 (£293M) 3.500% Notes Due 2031 Fixed 3.500% 687, 488 (B) Fixed 7.000% 1,133,000 7.000% Secured Notes Due 2032 (€1B) 8.500% Secured Notes Due 2032 Fixed 8.500% 1,500,000 9.250% Secured Notes Due 2032 Fixed 9.250% 2,400,000 (B) 2034 Secured GBP Term Loan (£631M) Fixed 6.877% 837, 525 $ 9,372,946 Debt issuance costs and discount/premium, net (112,689) Weighted average rate 6.832% $ 9,260,257 Variable 6% Fixed 94% (A) We extended the maturity of our revolver to December 30, 2026. It can be extended for an additional six months at that time, subject to the satisfaction of certain other conditions. (B) Non-USD denominated debt converted to U.S. dollars at September 30, 2026. 7 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

FINANCIAL INFORMATION (As of September 30, 2026) ($ amounts in thousands) DEBT MATURITIES Year Senior Notes Term Loans/Revolver Total Debt % of Total (A) 2026 $ - $ 383,300 $ 3 83,300 4.1% 2027 665,397 200,000 865,397 9.2% 2028 596,271 - 596,271 6.4% 2029 581,229 - 581,229 6.2% 2030 388,736 - 388,736 4.2% 2031 687,488 - 687,488 7.3% 2032 5,033,000 - 5,033,000 53.7% 2033 - - - - 2034 - 837,525 837,525 8.9% Totals $ 7, 952,121 $ 1,420,825 $ 9, 372,946 100.0% DEBT BY LOCAL CURRENCY Senior Notes Term Loans/Revolver Total Debt % of Total United States dollars $ 5 ,834,114 $ 470,000 $ 6,304,114 67.3% British pound sterling 9 85,007 837,525 1,822,532 19.4% Euros 1,133,000 113,300 1,246,300 13.3% Totals $ 7, 952,121 $ 1,420,825 $ 9, 372,946 100.0% (B) DEBT METRICS For the Three Months Ended September 30, 2026 Adjusted Net Debt to Annualized EBITDAre Ratios: Adjusted Net Debt $ 8 ,131,036 Adjusted Annualized EBITDAre $ 938,336 Adjusted Net Debt to Adjusted Annualized EBITDAre Ratio 8.7x Adjusted Net Debt $ 8 ,131,036 Transaction Adjusted Annualized EBITDAre $ 901,100 Adjusted Net Debt to Transaction Adjusted Annualized EBITDAre Ratio 9.0x Leverage Ratio: Unsecured Debt $ 2 ,919,121 Secured Debt 6,453,825 Total Debt $ 9 ,372,946 (C) Total Gross Assets $ 16,170,931 Financial Leverage 58.0% Interest Coverage Ratio: Interest Expense $ 153,091 Capitalized Interest 995 Debt Costs Amortization (4,273) Total Interest $ 149,813 Adjusted EBITDAre $ 234,584 Adjusted Interest Coverage Ratio 1.6x (A) We extended the maturity of our revolver to December 30, 2026. It can be extended for an additional six months at that time, subject to the satisfaction of certain other conditions. (B) Not intended to reflect covenants per debt agreements. (C) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization, including approximately $8.6 million of corporate real estate accumulated depreciation included in other assets on our consolidated balance sheets. See appendix for reconciliation of Non-GAAP financial measures. 8 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

PORTFOLIO INFORMATION (A) LEASE AND LOAN MATURITY SCHEDULE (As of September 30, 2026) ($ amounts in thousands) Percentage of Total (B) (C) (D) Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 - $ - 0.0% 1 3,782 2027 0.4% 2028 5 8,046 0.8% 4 16,439 2029 1.6% 2030 10 7,301 0.7% 4 4,068 2031 0.4% 18 33,561 2032 3.2% 5 6,201 2033 0.6% 4 21,425 2034 2.1% 2035 7 28,695 2.8% 296 905,776 Thereafter 87.4% 354 # $ 1,035,294 100.0% Percentage of total base rent/interest 100% 87.4% 90% 80% 70% 60% 50% 40% 30% 20% 10% 3.2% 2.8% 2.1% 1.6% 0.4% 0.8% 0.7% 0.4% 0.6% 0.0% 0% (A) Schedule includes leases and mortgage loans and related terms as of September 30, 2026. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. 9 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE (September 30, 2026) ($ amounts in thousands) Total Percentage of Q3 2026 Percentage of Asset Types Properties (A) Total Assets Revenues Q3 2026 Revenues Assets General Acute Care Hospitals 154 $ 8,197,967 57.0% $ 157, 580 63.0% Behavioral Health Facilities 68 2, 383,953 16.5% 54, 565 21.8% Post Acute Care Facilities 126 1, 640,825 11.4% 35, 930 14.4% Freestanding ER/Urgent Care Facilities 17 95, 051 0.7% 2,065 0.8% Other - 2, 075,900 14.4% - - Total 365 $ 14,393,696 100.0% $ 250, 140 100.0% TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE 1% 1% 14% General Acute Care Hospitals 14% Behavioral Health Facilities 11% 57% 22% Post Acute Care Facilities 63% 17% Freestanding ER/Urgent Care Facilities Other DOMESTIC REVENUES BY ASSET TYPE DOMESTIC ASSETS BY ASSET TYPE 2% General Acute Care Hospitals 1% 16% 20% Behavioral Health Facilities 13% 58% Post Acute Care Facilities 16% 62% 12% Freestanding ER/Urgent Care Facilities Other Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. 10 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

PORTFOLIO INFORMATION TOTAL ASSETS - LARGEST INDIVIDUAL FACILITY (September 30, 2026) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its Largest Individual tenants. Each facility is underwritten for characteristics that make the Facility as a Percentage Operators (A) infrastructure attractive to any experienced, competent operator - not just of Total Assets the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be 1.4% Circle Health attractive to a replacement operator, should we find it necessary to 1.9% Healthcare Systems of America transition. Such underwriting characteristics include: 0.9% Priory Group 0.5% Lifepoint Behavioral Health Physical Quality Financial 1.6% Lifepoint Health 1.3% 47 operators Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio Demographics Competition and Market TOTAL ASSETS AND REVENUES BY OPERATOR (September 30, 2026) ($ amounts in thousands) Total Q3 2026 Percentage of Percentage of Operators Properties (A) (B) Assets Total Assets Revenues Q3 2026 Revenues Circle Health 36 $ 2, 047,298 14.2% $ 54, 807 21.9% Healthcare Systems of America 8 1,268,331 8.8% 15,510 6.2% Priory Group 37 1,267,706 8.8% 28,279 11.3% Lifepoint Behavioral Health 18 783, 455 5.5% 18,903 7.6% Lifepoint Health 11 752, 041 5.2% 24,266 9.7% Swiss Medical Network 19 706, 439 4.9% 221 0.1% MEDIAN 82 667, 008 4.6% 9, 207 3.7% Ernest Health 26 615, 274 4.3% 19,121 7.6% NOR Healthcare Systems 6 525, 688 3.7% 5, 713 2.3% Ramsay Health Care 8 391, 913 2.7% 6, 919 2.8% 42 operators 114 3,292,643 22.9% 67,194 26.8% Other - 2,075,900 14.4% - - Total 365 $ 14,393,696 100.0% $ 250, 140 100.0% (A) Reflects total assets on our consolidated balance sheets. (B) Revenues here reflect the Total Revenues line on our consolidated statements of income. For our investments in unconsolidated real estate joint ventures, such revenues are netted with expenses in our Earnings from equity interests line of our consolidated statements of income. Given this, revenue shown may not be comparable to the total assets shown in this table. 11 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY (September 30, 2026) ($ amounts in thousands) Total Q3 2026 Percentage of Percentage of U.S. States and Other Countries Properties (A) (B) Total Assets Q3 2026 Revenues Assets Revenues Texas 39 $ 1,342,420 9.3% $ 24,934 10.0% California 17 1, 019,239 7.1% 18, 773 7.5% Florida 6 938,178 6.5% 10, 026 4.0% Arizona 8 323,495 2.3% 9,267 3.7% Ohio 9 298,358 2.1% 6,262 2.5% 25 Other States 61 2, 091,815 14.5% 62, 341 24.9% Other - 1, 130,082 - 7.8% - United States 140 $ 7, 143,587 49.6% $ 131, 603 52.6% United Kingdom 92 $ 4,050,310 28.1% $ 97,063 38.8% Germany 86 738,266 5.1% 11, 411 4.5% Switzerland 20 718,144 5.0% 221 0.1% 4,167 Spain 9 309,424 2.2% 1.7% Other Countries 18 488,147 3.4% 5,675 2.3% - - - Other 945,818 6.6% International 225 $ 7, 250,109 50.4% $ 118, 537 47.4% Total 365 $ 14,393,696 100.0% $ 250, 140 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. (B) Revenues here reflect the Total Revenues line on our consolidated statements of income. For our investments in unconsolidated real estate joint ventures, such revenues are netted with expenses in our Earnings from equity interests line of our consolidated statements of income. Given this, revenue shown may not be comparable to the total assets shown in this table. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY 2% 2% 7% 4% 3% 2% United States 5% United Kingdom 5% Germany 50% Switzerland 53% 39% Spain 28% Other Countries Other ASSETS BY U.S. STATE REVENUES BY U.S. STATE Texas 8% 9% California 10% Florida 25% Arizona 7% 8% 15% Ohio 25 Other States 4% 7% Other 4% 2% 2% 2% 12 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

PORTFOLIO INFORMATION (A)(B) TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.50x 3.0x 3.00x 2.6x 2.5x 2.5x 2.50x 2.4x 2.4x 2.3x 2.2x 2.1x 2.00x 1.8x 1.50x 1.4x 1.4x 1.00x 0.50x 0.00x (C) General Acute Care Hospitals Post Acute Care Facilities Behavioral Health Total Portfolio Facilities Q2 2025 TTM Q1 2026 TTM Q2 2026 TTM (D) % of Total Assets 57.0% 11.4% 16.5% 84.9% Notes: All data presented is on a trailing twelve month ( TTM ) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and June 30, 2026. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT's rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT's tenants. Where MPT owns assets through unconsolidated joint ventures, MPT's proportionate share of EBITDARM and Rent is included. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or recently transitioned. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals. (D) Reflects percentage of total assets on September 30, 2026 consolidated balance sheet. 13 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING Net Investment (B) TTM EBITDARM Rent Coverage Tenant Primary Property Type (A) (in thousands) 2.5x International Operator 1 $ 2,002,184 General Acute 1,222,763 Behavioral 1.4x Priory Group Domestic Operator 3 783, 455 Behavioral 1.2x Domestic Operator 1 752, 041 General Acute 1.5x 2.3x MEDIAN 667, 008 Post Acute 2.5x Ernest Health 615, 274 Post Acute 421, 042 General Acute 2.1x Swiss Medical Network Aspris Children’s Services 240, 615 Behavioral 2.1x Pipeline Health System 192, 234 General Acute 3.0x 2.3x Prime Healthcare 153, 706 General Acute 3.2x Other Reporting Tenants 1,118,645 Various Total $ 8,168,967 2.2x PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE Net Investment Tenant Primary Property Type Comments (A) (in thousands) U.S. hospital operator with eight community hospitals across Healthcare Systems of America $ 1,106,353 General Acute three states U.S. hospital operator with four general acute and two 502, 342 General Acute NOR Healthcare Systems behavioral health hospitals in California One of the largest healthcare operators in the world; Parent Ramsay Health Care 391, 913 General Acute guaranty; Investment grade-rated Pihlajalinna 208, 420 General Acute One of Finland's leading providers of social and health services One of Arizona’s largest nonprofit healthcare systems; HonorHealth 128, 922 General Acute Investment grade-rated U.S. hospital operator with investment grade-rating and largest 115, 948 General Acute Saint Luke's - Kansas City nonprofit healthcare organization in Missouri Single-payor government entity in UK NHS 84,338 General Acute U.S. hospital operator with five medical centers across four Insight Health 45,120 General Acute states U.S. hospital operator with nine behavioral health hospitals; NeuroPsychiatric Hospitals 25,282 Behavioral Parent guaranty Publicly-traded U.S. hospital operator Community Health Systems 23,502 General Acute Tenor Health 20,519 General Acute U.S. hospital operator focused on turnaround opportunities AHRK Holdings 7, 537 General Acute U.S. hospital operator with two community hospitals in Texas Total $ 2,660,196 Above data represents approximately 91% of MPT Total Real Estate Investment Notes: All data presented is on a trailing twelve month ( TTM ) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and June 30, 2026. (A) Investment figures exclude equity investments in operating companies, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or recently transitioned. 14 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

PORTFOLIO INFORMATION (A) SUMMARY OF ACTIVE DEVELOPMENTS AND CAPITAL ADDITION PROJECTS AS OF SEPTEMBER 30, 2026 (Amounts in thousands) Costs Incurred as of Estimated Construction Operator Location Capital Commitment Cost Remaining September 30, 2026 Completion Date IMED Spain $ 64 ,784 $ 61,267 $ 3,517 1Q27 Ernest Health South Carolina 11,000 13 10,987 2Q27 NOR Healthcare Systems California 84,249 3,952 80,297 4Q27 Healthcare Systems of America Florida 69,463 10,378 59,085 1Q28 18,609 Healthcare Systems of America Louisiana 1,404 17,205 2Q28 $ 248, 105 $ 77,014 $ 171,091 (A) In addition to the above projects, the costs of which will be included in lease bases upon which the lessees will pay rent, we are constructing two hospitals for which there is no presently-identified lessee; these projects were both originally planned to be operated by a former tenant. We have completed construction to the stage where the building is “weathered in” and environmentally secure so as to physically protect our investment while we actively market the hospitals for sale or lease. As of September 30, 2026, we estimate that the cost of additional construction that we believe will be more efficient if completed in the near term (such as electing to accelerate completion of a parking structure and elevators at Norwood), approximates between $5 million and $8 million. If we agree to lease terms for any prospective tenant, we expect such terms will include construction specifications of such prospective lessee, and we may elect to fund such completion for addition to the final lease base upon which we would be paid rent. Alternatively, we may elect to sell one or both of the facilities, in which case we would not expect to incur material additional costs. 15 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

FINANCIAL STATEMENTS CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended For the Nine Months Ended September 30, 2026 September 30, 2025 September 30, 2026 September 30, 2025 REVENUES Rent billed $ 195,305 $ 181,001 $ 596,225 $ 524,051 Straight-line rent 35, 699 36, 405 103,203 116,197 Income from financing leases 10, 099 9,944 30, 244 29, 772 Interest and other income 9,037 10, 172 31, 816 31, 660 Total revenues 250,140 237,522 761,488 701,680 EXPENSES Interest 153,091 132,395 421,683 377,905 Real estate depreciation and amortization 70, 343 66, 993 209,513 198,282 (A) 11, 399 8,993 32, 541 26, 891 Property-related General and administrative 29, 036 37, 734 96, 012 105,842 Total expenses 263,869 246,115 759,749 708,920 OTHER INCOME (EXPENSE) Gain (loss) on sale of real estate 157,766 (9,115) 163,438 4,156 Real estate and other impairment charges, net (23,870) (81,761) (59,670) (159,284) Earnings from equity interests 6,988 34, 403 34, 135 73, 713 Debt refinancing and unutilized financing benefit (costs) 69, 524 (14) 69, 524 (3,629) Other (including fair value adjustments on securities) 15, 424 (1,498) 11, 011 (171,138) Total other income (expense) 225,832 (57,985) 218,438 (256,182) Income (loss) before income tax 212,103 (66,578) 220,177 (263,422) Income tax (expense) benefit (10,026) (10,872) 12, 719 (30,112) Net income (loss) 202,077 (77,450) 232,896 (293,534) Net income attributable to non-controlling interests (494) (280) (1,081) (828) Net income (loss) attributable to MPT common stockholders $ 201,583 $ (77,730) $ 231,815 $ (294,362) EARNINGS PER COMMON SHARE - BASIC AND DILUTED Net income (loss) attributable to MPT common stockholders $ 0.34 $ (0.13) $ 0.39 $ (0.49) WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC 597,157 601,136 597,611 600,867 WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED 597,162 601,136 597,613 600,867 $ - DIVIDENDS DECLARED PER COMMON SHARE $ 0.09 $ 0.08 $ 0.27 $ 0.24 (A) Includes $2.7 million and $2.3 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended September 30, 2026 and 2025, respectively, and $9.0 million and $9.3 million for the nine months ended September 30, 2026 and 2025, respectively. 16 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) September 30, 2026 December 31, 2025 (A) (Unaudited) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 11,921,015 $ 12,205,687 Investment in financing leases 384,419 421,684 Mortgage loans 131,726 123,651 Gross investment in real estate assets 1 2,437,160 1 2,751,022 Accumulated depreciation and amortization (1,768,594) (1,663,056) Net investment in real estate assets 1 0,668,566 1 1,087,966 Cash and cash equivalents 599,282 540,859 Interest and rent receivables 1 9,137 1 9,210 Straight-line rent receivables 944,326 881,452 Investments in unconsolidated real estate joint ventures 1,045,475 1,399,777 Investments in unconsolidated operating entities 320,740 322,179 Other loans 283,015 186,292 Other assets 513,155 564,040 Total Assets $ 14,393,696 $ 15,001,775 LIABILITIES AND EQUITY Liabilities Debt, net $ 9 ,260,257 $ 9 ,697,835 Accounts payable and accrued expenses 398,703 549,105 Deferred revenue 1 6,930 1 9,289 Obligations to tenants and other lease liabilities 9 5,380 128,297 Total Liabilities 9,771,270 10,394,526 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding - - Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding — 597,157 shares at September 30, 2026 and 597,008 shares at December 31, 2025 597 597 Additional paid-in capital 8,583,101 8,573,396 Retained deficit (4,066,730) (4,136,011) Accumulated other comprehensive income 104,405 168,213 Total Medical Properties Trust, Inc. stockholders' equity 4,621,373 4,606,195 Non-controlling interests 1,053 1,054 Total Equity 4,622,426 4,607,249 Total Liabilities and Equity $ 14,393,696 $ 15,001,775 (A) Financials have been derived from the prior year audited financial statements. 17 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES (As of and for the three months ended September 30, 2026) (Amounts in thousands) Balance Sheet Income Statement MPT Pro Rata Share MPT Pro Rata Share Total revenues Gross real estate $ 2,206,453 $ 4 0,630 Cash 7 2,442 Accumulated depreciation and Property-related (361,687) $ 1 ,731 amortization Other assets 113,814 Interest 1 6,049 Total Assets Real estate depreciation & amortization $ 2,031,022 1 3,732 General and administrative 734 Debt (third party) $ 824,495 Fair value adjustments (2,206) Other liabilities Loss on sale of real estate 161,052 2,314 Equity and shareholder loans 1 ,045,475 Income and other taxes 1,256 Total Liabilities and Equity Non-controlling interest expense $ 2,031,022 9 Total other expenses (income) $ 33, 619 MPT share of real estate joint venture MPT share of real estate joint venture $ 1,045,475 $ 7,011 (A) Investment by Operator(B) HM MEDIAN Swiss Medical Network Policlinico di Monza Total Hospitales MPT share of real estate joint venture 50% 48.5% 50% 45% Total $ 460,511 $ 458,227 $ 77,526 $ 49,211 $ 1,045,475 (A) Excludes $23,000 of amortization of equity investment costs. (B) Operators listed here represent the primary tenant of the joint venture. In Q3 2026, the five properties of the CommonSpirit joint venture were sold and the joint venture was terminated. For the Swiss Medical Network joint venture, we sold a portion of our shares in Q3 2026, reducing our ownership from 70% to 48.5%. INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES (Amounts in thousands) Investment Structure Operator as of Ownership Interest September 30, 2026 Includes our passive equity ownership interest, along with a CHF 37 million loan as Swiss Medical Network $ 187,346 8.9% part of a syndicated loan facility. Includes our passive equity ownership interest in Aevis, a public healthcare investment Aevis 7 2,571 4.6% company. Our original investment of CHF 47 million is marked-to-market quarterly. In order to close the 2021 acquisition of 35 facilities, we made an investment in Priory, Priory Group 4 4,943 9.2% proceeds of which were paid to the former owner. Includes our passive equity ownership interest in Aspris, a spin-off of Priory's Aspris 1 5,880 9.2% education and children's services line of business. Total $ 320,740 18 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

APPENDIX - NON-GAAP RECONCILIATIONS ADJUSTED NET DEBT/ANNUALIZED EBITDAre (Unaudited) (Amounts in thousands) For the Three Months Ended September 30, 2026 ADJUSTED EBITDAre RECONCILIATION Net Income $ 2 02,077 Add back: Interest 1 53,091 Income tax 10,026 Depreciation and amortization 74,487 Gain on sale of real estate (155,452) Real estate impairment charges 12,123 Adjustment to reflect MPT's share of unlevered EBITDAre (A) from unconsolidated real estate joint ventures 9,411 3Q 2026 EBITDAre $ 3 05,763 Share-based compensation 3 82 Other impairment charges, net 13,756 Litigation, bankruptcy and other costs 2,413 Debt refinancing and unutilized financing benefit (69,524) Non-cash fair value adjustments (18,206) Annualized 3Q 2026 Adjusted EBITDAre $ 2 34,584 $ 938,336 (B) Adjustments for mid-quarter investment activity (9,309) 3Q 2026 Transaction Adjusted EBITDAre $ 2 25,275 $ 901,100 ADJUSTED NET DEBT RECONCILIATION Total debt at September 30, 2026 $ 9,260,257 Less: Cash at September 30, 2026 (599,282) Less: Cash funded for development and capital (C) (529,939) addition projects at September 30, 2026 Adjusted Net Debt $ 8,131,036 Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDAre as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDAre are held constant. In our calculation, we start with EBITDAre, as defined by Nareit, which is net income before interest expense, income tax expense, depreciation and amortization, losses/gains on disposition of depreciated property, impairment losses, and adjustments to reflect our share of EBITDAre from unconsolidated real estate joint ventures. We then adjust EBITDAre for non-cash share-based compensation, non-cash fair value adjustments and other items that would make comparison of our operating results with prior periods and other companies more meaningful, to derive Adjusted EBITDAre. We adjust net debt for cash funded for building improvements in progress and construction in progress for which we are not yet receiving rent (but will generate a return once completed) to derive Adjusted Net Debt. We adjust Adjusted EBITDAre for the effects from investments and capital transactions that were completed during the period, assuming such transactions were consummated/fully funded as of the beginning of the period to derive Transaction Adjusted EBITDAre. Although non-GAAP measures, we believe Adjusted Net Debt, Adjusted EBITDAre, and Transaction Adjusted EBITDAre are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period. (A) Includes only the unlevered portion of our share of EBITDAre from unconsolidated real estate joint ventures, as we have excluded any net debt from our unconsolidated real estate joint ventures in the Adjusted Net Debt line. We believe this adjustment is needed to appropriately reflect the relationship between EBITDAre and net debt. (B) Reflects a full quarter impact from our mid-quarter investments, disposals, and loan payoffs. (C) Excluded development and capital improvement projects that are in process and not yet generating a cash return. 19 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026

10500 Liberty Parkway Birmingham, AL 35242 (205) 969-3755 NYSE: MPT MPT.com Charles Lambert Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2026 6